Exhibit 10.2
EXECUTION VERSION
     REGISTRATION RIGHTS AGREEMENT dated as of July 25, 2008 between XO HOLDINGS, INC., a Delaware corporation (the “Company”), and the entities listed on the signature pages hereto under the caption “Purchasers” (each a “Purchaser” and, collectively, the “Purchasers”).
     Pursuant to the Stock Purchase Agreement dated as of July 25, 2008 (the “Stock Purchase Agreement”) by and between the Company and the Purchasers, the Purchasers will acquire on the Closing Date an aggregate of 555,000 shares of the Company’s 7% Class B Convertible Preferred Stock (the “Convertible Preferred Stock”) and 225,000 shares of the Company’s 9.5% Class C Perpetual Preferred Stock (the “Perpetual Preferred Stock”). Each of the Convertible Preferred Stock and Perpetual Preferred Stock shall be referred to as the “Preferred Stock” herein.
     It is a condition precedent to the consummation of the transactions contemplated by the Stock Purchase Agreement that the Company and the Purchasers enter into this Agreement to provide for the rights of the Purchasers with respect to the registration of the shares of Preferred Stock held by the Purchasers and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.
     Accordingly, the parties hereto agree as follows:
SECTION 1. Definitions.
     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:
     “Closing Date” is defined in the Stock Purchase Agreement.
     “Commission” means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.
     “Common Stock” means the Common Stock, par value $0.01 per share, of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
     “Initiating Purchasers” means, collectively, Purchasers who properly initiate a registration request under this Agreement.
     “Permitted Holder” means and includes: (i) a Purchaser or any Affiliate (as defined in the Stock Purchase Agreement) of a Purchaser; (ii) any Person to whom a Purchaser or its transferee transfers its Preferred Stock and/or Common Stock issued upon conversion of the Convertible Preferred Stock, in whole or in part, together with the assignment of such Purchaser’s or transferee’s (as applicable) rights under this Agreement under Section 4.3 hereof;

and (iii) any corporation, limited liability company, partnership, or other entity, the controlling equity interests in which are held by or for the benefit of any one or more Persons described in clause (i), (ii), or (iii) of this definition.
     “Person” means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.
     “Registrable Securities” means (i) any shares of Preferred Stock, (ii) any shares of Common Stock issued or issuable upon the conversion of any Convertible Preferred Stock held by the Purchasers, and (iii) any shares of Common Stock issued with respect to the Convertible Preferred Stock or the Common Stock referred to in clauses (i) and (ii) by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act or (c) when such securities are eligible for sale under clause (b) of Rule 144 of the Securities Act or any successor provision.
     “Registration Expenses” means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters in connection with “blue sky” qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of “cold comfort” letters or any special audits required by, or incident to, such registration, all fees and disbursements of underwriters (other than underwriting discounts and commissions), all transfer taxes, and all fees and expenses of counsel to the Purchasers; provided, however, that Registration Expenses shall exclude, and the Purchasers shall pay, underwriting discounts and commissions in respect of the Registrable Securities being registered.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

SECTION 2. Registration Under Securities Act, etc.
     2.1. Demand Registration.
     (a) Requests for Registration. Each Purchaser will have the right, by written notice delivered to the Company (a “Demand Notice”) and subject to the terms and conditions set forth in this Agreement, to require the Company to register Registrable Securities under and in accordance with the provisions of the Securities Act (a “Demand Registration”); provided that (i) no Purchaser may make more than one Demand Registration, (ii) the aggregate offering price (net of underwriters’ discounts and commissions) of the Registrable Securities requested by the Initiating Purchasers to be so registered pursuant to this Section must exceed $5,000,000 and (iii) each Initiating Purchaser must provide to the Company a certificate (the “Authorizing Certificate”) signed by such Initiating Purchaser. For purposes of the preceding sentence, the filing of two or more registration statements in response to one Demand Notice shall be counted as one Demand Registration. Each request for a Demand Registration shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. The Authorizing Certificate shall set forth (A) the name of Initiating Purchaser signing such Authorizing Certificate, (B) the number of Registrable Securities held by such Purchaser and the number of Registrable Securities such Purchaser has elected to have registered, and (C) the intended methods of disposition of the Registrable Securities.
     (b) Withdrawal of Registration Request. An Initiating Purchaser may at its option withdraw Registrable Securities from a registration and, in such event (1) any continuing registration of Registrable Securities shall constitute the Demand Registration to which the Initiating Purchaser is entitled and (2) the withdrawing Initiating Purchaser shall reimburse the Company for the registration and filing fees (including any fees payable to the SEC, the Financial Industry Regulatory Authority, or any successor organization) it has incurred with respect to the withdrawn Registrable Securities (unless all Registrable Securities are withdrawn, in which case the withdrawing Initial Purchaser shall reimburse the Company for all costs and expenses incurred by it in connection with the registration of such Registrable Securities). Subject to compliance with clause (2) of the preceding sentence, a Demand Registration that is terminated in its entirety prior to the effected date of the applicable registration statement will not constitute a Demand Registration.
     (c) Company Right of Deferral. Notwithstanding the foregoing obligations, if the Company furnishes to an Initiating Purchaser requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Purchaser is received by the Company; provided, further, that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than pursuant to a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan or a registration in which the only securities being registered are Common Stock issuable upon conversion of debt securities that are also being registered.
     (d) Recent Registration. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a): (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected a Demand Registration pursuant to Section 2.1(a) within the six (6) month period immediately preceding the date of such request.
     (e) Piggyback Rights. If the Company proposes to file a registration statement, whether or not for sale for the Company’s own account or for the account of a shareholder of the Company, on a form and in a manner that would also permit registration, offer or sale of Registrable Securities, the Company shall each such time use reasonable efforts to give to the Purchasers holding Registrable Securities known to the Company written notice of such proposed filing at least 20 days before the anticipated filing. The notice referred to in the preceding sentence shall (i) describe the proposed registration and offering and (ii) offer the Purchaser the opportunity to register, offer or sell such amount of Registrable Securities as the Purchaser may request (a “Piggyback Registration”). Subject to Section 2(f), the Company will include in each such Piggyback Registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the written notice from the Company is given.
     (f) Registration of Other Securities. The Company will cause the managing underwriter or underwriters of a proposed underwritten offering, if any, to permit any Purchaser holding Registrable Securities requested to be included in the registration for such offering, to include therein all such Registrable Securities requested to be so included (such securities, together with any other shares of the same class requested to be included in such registration by any other Person pursuant to similar registration rights, the “Piggyback Shares”) on the same terms and conditions as any securities of the Company included therein (other than the indemnification by such Purchasers, which will be limited to the dollar amount of the proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation; provided, that the Purchasers give customary representations and warranties); provided that, if the Company or managing underwriter advises, in good faith, the Purchasers in writing to the effect that the total amount of securities that the Purchasers, the Company and any other Person propose to include in a registration statement is such as to materially and adversely affect the success of an offering of securities, then the Company will include in such registration:
(x) in the case of a registration in connection with a sale of securities for the Company’s own account, (i) first, 100% of the securities that the Company proposes to sell for its own account, (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company or underwriter has advised can be sold in such offering without having the adverse effect referred to above, the Piggyback Shares, determined pro rata on the basis of the number of shares of the class being sold owned by the Purchasers, and (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by such other Persons requesting registration, collectively;
(y) in the case of a Demand Registration (i) first, 100% of the securities, if any, that the Initiating Purchasers propose to sell, (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company or underwriter has advised can be sold in such offering without having the adverse effect referred to above, the Piggyback Shares, determined pro rata on the basis of the number of shares of the class being sold owned by the Purchasers, (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the securities sought to be included by the Company in the offering and (iv) fourth, to the extent that the number of securities in clauses (i) through (iii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by such other Persons requesting registration.
(z) in the case of a registration in connection with a sale of securities on account of Persons other than the Company or Purchasers (i) first, 100% of the securities, if any, that those Persons propose to sell, (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company or underwriter has advised can be sold in such offering without having the adverse effect referred to above, the Piggyback Shares, determined pro rata on the basis of the number of shares of the class being sold owned by the Purchasers, (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by such other Persons requesting registration and (iv) fourth, to the extent that the number of securities in clauses (i) through (iii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the securities sought to be included by the Company in the offering.
          (g) Registration Statement Form. Registration under this Section 2.1 shall be on such appropriate registration form of the Commission as, subject to clause (a) above, shall be selected by the Company and as shall be reasonably acceptable to the Purchasers. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Purchasers and counsel to the Company, is necessary or desirable to be included therein.
          (h) Expenses. The Company shall pay all Registration Expenses in connection with registration pursuant to this Section 2.1.
          (i) Effective Registration Statement. Registration pursuant to this Section 2.1 shall not be deemed to have been effected (i) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Purchasers and has not thereafter become effective, or (ii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.
          (j) Shelf Registration. If the Company effects a registration of Registrable Securities by means of shelf registration pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”), in addition to the other requirements contained herein, the Company shall, at its cost, use its reasonable commercial efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by the Purchasers until such time as all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the “Effectiveness Period”); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements under the Securities Act and as otherwise provided herein.
          (k) Availability. The registration rights set forth in this Agreement shall not be available to any Purchaser (i) until after the first anniversary of the purchase by such Purchaser of such shares of Preferred Stock, (ii) if in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Purchaser could be sold in any 6-month period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144(b)(1)) or (iii) if all of the Registrable Securities held by such Purchaser have been sold in a registration pursuant to the Securities Act or pursuant to said Rule 144.

          2.2. Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 hereof, the Company shall as expeditiously as possible:
     (a) prepare and file with the Commission the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its reasonable efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall as promptly as practicable furnish such documents to the Purchasers and each underwriter, if any, participating in the offering of the Registrable Securities and their respective counsel, which documents will be subject to the review and comments of the Purchasers, each underwriter and their respective counsel;
     (b) notify the Purchasers of the Commission’s requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities in accordance with the intended method of distribution thereof; provided, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 365 days;
     (c) furnish, without charge, to the Purchasers and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Purchasers and such underwriters may reasonably request;
     (d) use its reasonable efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Purchasers or any managing underwriter shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of the securities to be sold by the Purchasers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (e) use its reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Purchasers to consummate the disposition of such Registrable Securities;
     (f) furnish to the Purchasers and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of (i) an opinion of counsel for the Company as is customarily requested of issuer’s counsel, and (ii) a “comfort” letter signed by the independent public accountants who have certified the Company’s or any other entity’s financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);
     (g) promptly notify the Purchasers and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of the Purchasers promptly prepare and furnish to the Purchasers and each managing underwriter, if any, participating in the offering of the Registrable Securities, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (vi) at any time when the representations and warranties of the Company contemplated by Section 2.2(k) hereof cease to be true and correct;
     (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to the Purchasers a copy of any amendment or supplement to such registration statement or prospectus;
     (i) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;
     (j) deliver promptly to counsel to the Purchasers and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement;
     (k) make such representations and warranties to the underwriters, if any, with respect to the businesses of the Company and its subsidiaries, the registration statement and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings;
     (l) cause the Company’s management to be made available for, and assist in, the marketing and disposition of such Registrable Securities in the manner and to the extent reasonably requested by the managing underwriter, if any, including, without limitation, participation by management in customary road shows, investor conferences and other similar presentations;
     (m) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;
     (n) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement; and
     (o) in connection with any underwritten public offering, make available its senior executive officers, directors and chairman and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s business) in their marketing of Registrable Securities.

     The Purchasers will furnish to the Company such information regarding the Purchasers and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.
     The Purchasers agree that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g)(iii) or (v) of this Section 2.2, the Purchasers will, to the extent appropriate, discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of paragraph (g)(v) of this Section 2.2, their receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this Section 2.2 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in their possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by the Purchasers of their securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to and including the date when the Purchasers shall have received copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this Section 2.2; and, if the Company shall not so extend such period, the Purchasers’ request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which the Purchasers are entitled pursuant to Section 2.1 hereof.

     2.3. Requested Underwritten Offerings. If, pursuant to Section 2.1, the Initiating Purchasers intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The managing underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Purchasers. In such event, the right of any Purchaser to include such Purchaser’s Registrable Securities in such registration shall be conditioned upon such Purchaser’s participation in such underwriting and the inclusion of such Purchaser’s Registrable Securities in the underwriting to the extent provided herein. All Purchasers proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriters selected for such underwriting.
     2.4. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Purchasers, their underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as shall be necessary or appropriate, in the opinion of the Purchasers and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.
     2.5. Unlegended Certificates. In connection with the offering of any Registrable Securities registered pursuant to this Section 2, the Company shall (i) facilitate the timely preparation and delivery to the Purchasers and the underwriters, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by the Purchasers or such underwriters and (ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.
     2.6. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of the Purchasers to sell any Registrable Securities pursuant to any effective registration statement.
     2.7. Market Stand-off. Each Purchaser agrees that it will not sell or otherwise transfer or dispose of any Registrable Securities held by such Purchaser during any period which the Company determines in its good faith judgment that the filing of a registration statement under Section 2 or the use of any related prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company’s ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, until the date upon which the Company notifies such Purchaser in writing that suspension of such rights for the grounds set forth in this Section 2.7 is no longer necessary. The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.
     2.8. Rule 144. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of the Purchasers, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.
SECTION 3. Miscellaneous
     3.1. Amendments and Waivers. This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.
     3.2. Notice. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:
(a)	If to the Purchasers, to:
Arnos Corp.
c/o Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, NY 10153
Attn: General Counsel
(b)	If to the Company, to it at :
XO Holdings, Inc.
13865 Sunrise Valley Drive
Herndon, Virginia 20171
Attn: General Counsel
     3.3. Assignment; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company, without the prior written consent of the Purchasers. The Purchasers may, at their election, at any time or from time to time, assign their rights under this Agreement, in whole or in part, to any Affiliate (as defined in the Stock Purchase Agreement) or any purchaser or other transferee of shares of Common Stock held by them.
     3.4. Remedies. The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including without limitation specific performance, without bond or other security being required. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedy.
     3.5. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Purchasers in this Agreement or otherwise conflicts with the provisions hereof; provided that the Company may enter into agreements on substantially similar terms as this agreement with respect to Preferred Stock or other securities sold hereafter. The Company further represents and warrants that the rights granted to the Purchasers hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.
     3.6. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not control or otherwise affect the meaning hereof.
     3.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 5 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.
     3.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.
     3.9. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.
     3.10. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
     3.11. Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Carl J. Grivner
	Name:	Carl J. Grivner
	Title:	Chief Executive Officer

EXECUTION VERSION

PURCHASERS

ARNOS CORP.

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Authorized Signatory

BARBERRY CORP.

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Treasurer

HIGH RIVER LIMITED PARTNERSHIP
BY: Hopper Investments LLC, its general partner
BY: Barberry Corp., its sole member

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Treasurer

ACF INDUSTRIES HOLDING CORP.

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Vice President